EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                  CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Irwin Horowitz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Evolve One, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Evolve One, Inc.

September 15, 2005
                                        By: /s/ Irwin Horowitz
                                        Irwin Horowitz,
                                        President, Principal Executive Officer,
                                        and Principal Accounting and
                                        Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Evolve One, Inc. and will be retained by Evolve One, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]